BANDAG, INCORPORATED AND SUBSIDIARIES
                                                                    Exhibit 10.1

                              TERMINATION AGREEMENT

          THIS  TERMINATION  AGREEMENT  is  entered  into as of the  20th day of
January,  2000  by  and  between  Bandag,  Incorporated,   an  Iowa  corporation
("Bandag") and Sam Ferrise II ("Employee").

                                    RECITALS

          WHEREAS,  Bandag and Employee  are parties to that  certain  Severance
Agreement dated as of the 4th day of May, 1999 (the "Bandag Severance Agreement"); and

          WHEREAS, Employee is voluntarily terminating his employment and all positions with Bandag and is simultaneously being employed as an at-will employee by Tire Distribution Systems, Inc. ("TDS"), an indirect wholly-owned subsidiary of Bandag; and

          WHEREAS, contemporaneously with the execution of a new severance agreement between Employee and TDS, the parties hereto wish to terminate the Bandag Severance Agreement in its entirety;

          NOW, THEREFORE, in consideration of the covenants and agreements of the parties herein contained, the sufficiency of which is acknowledged by each party, the parties hereto agree as follows:

          1. Effective with the execution and delivery by Employee and TDS of a severance agreement between Employee and TDS, the Bandag Severance Agreement shall be terminated and shall be of no further force or effect and all obligations of Bandag and Employee thereunder shall thereupon terminate.

          IN WITNESS WHEREOF, the parties hereto have executed this Termination Agreement as of the day and year first above written.

Employee:                            Bandag, Incorporated


/s/ Sam Ferrise II                   By: /s/ Martin G. Carver
---------------------------------        -------------------------------------
Sam Ferrise II                           Martin G. Carver, Chairman of the
                                         Board, Chief Executive Officer and
                                         President